                                                  Exhibit 99.2

Fourth Quarter 2025 Investor Supplement
Product Innovation and Developments
•Expanded our API Security offering with API Inventory, enabling customers to review, catalog and manage intended APIs to quickly identify those needing security attention.
•Released a beta of AI Assistant, a context-aware, in-console helper designed to improve accessibility to Fastly services for less experienced developers, by providing step-by-step guidance and personalized recommendations.
•Extended Custom Dashboards and Alerts to all customers by default, providing deeper, on-demand insights to enable faster decision making and actions without requiring an Observability package.
•Enhanced Adaptive Threat Engine, the core technology behind our DDoS Protection offering to further improve our accuracy, time to mitigate, and our ability to detect and block short-lived, “bursty” attacks.
•Rolled out several Compute performance enhancements, including Early Hints, which speeds up page load times, and a beta C++ SDK to support customers’ performance-critical applications.
Customer Highlights
•A Fortune 500 restaurant chain migrated to Fastly to deliver front-end application traffic for its superior performance and to streamline its online checkout and architectural design.
•One of the world’s largest home retailers selected Fastly to reduce the time and cost associated with implementing and managing complex traffic controls.
•A leading cloud observability and security provider expanded their use of the Fastly Platform to include Fastly Compute and Fastly’s security portfolio.
•A leading print-on-demand marketplace that sells personalized products added Fastly’s bot management capabilities to improve the purchasing process for its customers.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Revenue by Product (in millions):
Network Services Revenue	$106.0	$104.2	$107.4	$110.1	$113.3	$114.9	$118.8	$130.8
Security Revenue	$24.6	$25.4	$26.2	$26.9	$26.4	$29.3	$34.0	$35.4
Other Revenue	$2.9	$2.8	$3.6	$3.6	$4.8	$4.5	$5.4	$6.4
Total Revenue	$133.5	$132.4	$137.2	$140.6	$144.5	$148.7	$158.2	$172.6
Key Metrics:
Enterprise Customer Count(6)	577	601	576	596	595	622	627	628
Enterprise Customer Revenue %	91%	91%	92%	93%	93%	94%	94%	94%
Total Customer Count(1)	3,290	3,295	3,638	3,061	3,035	3,097	3,223	3,092
Top Ten Customer Revenue %	38%	34%	33%	32%	33%	31%	32%	34%
LTM Net Retention Rate (NRR)(2)	114%	110%	105%	102%	100%	104%	106%	110%
Annual Revenue Retention Rate (ARR)(7)	—%	—%	—%	99.0%	—%	—%	—%	98.7%
Remaining Performance Obligations (RPO)(1)	$221.6	$220.2	$231.1	$227.6	$225.9	$247.1	$268.0	$353.8
Current RPO %(8)	78%	78%	78%	79%	69%	76%	77%	70%

Corporate Highlights
•Raised $180 million in gross proceeds of 0% convertible notes due 2030, including exercise of a $20 million overallotment at a 32.5% conversion premium, and used $149 million to repurchase notes due 2026, significantly improving our liquidity to fund our growth capital needs.
•Named a 2025 Gartner® Peer Insights™ Customers’ Choice for Cloud Web Application and API Protection (WAAP). Fastly received one of the highest overall ratings and is the only vendor to earn this recognition for seven consecutive years.
•Published an AppSec study with IDC, analyzing responses from nearly 1,000 global security and technology leaders revealing a more than 3× improvement in business outcomes from modern application security programs.
Key Financial & Metrics Highlights
•Total revenue of $172.6 million, representing 23% year-over-year growth highlighted by security revenue growing 32% year-over-year and representing 20% of total revenue.
•Generated $8.6 million of positive free cash flow compared to $7.9 million of negative free cash flow in the fourth quarter of 2024.
•Remaining Performance Obligations (RPO)1 were $354 million, up 55% from $228 million in the fourth quarter of 2024.
•Last 12-month net retention rate (LTM NRR)2 increased to 110% in the fourth quarter from 106% in the third quarter of 2025.
First Quarter and Full Year 2026 Guidance

	Q1 2026	Full Year 2026
Total Revenue (millions)	$168.0 - $174.0	$700.0 - $720.0
Non-GAAP Operating Income (millions)(3)	$14.0 - $18.0	$50.0 - $60.0
Non-GAAP Net Income per share(4)(5)	$0.07 - $0.10	$0.23 - $0.29

Key Metrics
1.Remaining Performance Obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied. During the third quarter of 2025, we identified an error in RPO calculations from certain contracts with a termination-for-convenience clause. We recast the presentation of RPO for all prior periods presented to reflect the correction of this error.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.For a reconciliation of Non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
4.Assumes weighted average diluted shares outstanding of 175.4 million in Q1 2026 and 179.0 million for the full year 2026.
5.Non-GAAP Net Income per share is calculated as Non-GAAP Net Income divided by weighted average diluted shares for 2026.
6.Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
7.Annual Revenue Retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.
8.Current RPO % is calculated as RPO expected to be recognized over the next 12 months divided by total RPO. During the third quarter of 2025, we identified an error in RPO calculations from certain contracts with a termination-for-convenience clause. We recast the presentation of current RPO for all prior periods presented to reflect the correction of this error.

Forward-Looking Statements

This investor supplement contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance and shareholder returns, including our outlook and guidance and ability to improve liquidity; our ability to acquire new customers, expand cross-sell opportunities, and grow market share; our ability to enrich our revenue mix with platform enhancements; the performance of our existing and new platform enhancements; the performance, capabilities, and expectations regarding customer experiences with API Inventory, AI Assistant, Custom Dashboards and alerts, and the Adaptive Threat Engine update for Fastly DDoS Protection; and Fastly's strategies, platform, and business plans. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025. Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of capitalized stock-based compensation - cost of revenue, amortization of acquired intangible assets, executive transition costs, net gain on extinguishment of debt, impairment expense, and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, amortization of capitalized stock-based compensation - cost of revenue, gain on modification of lease, depreciation and other amortization expenses, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense, executive transition costs, restructuring charges, interest income, interest expense, including amortization of debt discount and issuance costs, other income (expense), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Gain on Modification of Lease: consists of a one-time non-cash charge recognized with respect to the modification of our leases. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Amortization of Capitalized Stock-Based Compensation - Cost of Revenue: in order to reflect the performance of our core business, ongoing operating results, or future outlook, and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies, similar to stock-based compensation, management considers it appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Revenue	$133,520	$132,371	$137,206	$140,579	$144,474	$148,709	$158,223	$172,612
Cost of revenue(1)	60,286	59,470	62,466	65,516	67,676	67,593	65,894	66,652
Gross profit	73,234	72,901	74,740	75,063	76,798	81,116	92,329	105,960
Operating expenses:
Research and development(1)	38,248	35,106	31,884	32,742	37,429	42,221	41,421	41,591
Sales and marketing(1)	49,607	52,959	45,994	50,050	49,313	51,100	49,998	51,023
General and administrative(1)	31,639	28,433	27,173	26,154	28,235	24,323	29,698	28,436
Impairment expense	—	3,137	559	448	—	415	—	—
Restructuring charges	—	—	9,720	—	—	—	—	—
Total operating expenses	119,494	119,635	115,330	109,394	114,977	118,059	121,117	121,050
Loss from operations	(46,260)	(46,734)	(40,590)	(34,331)	(38,179)	(36,943)	(28,788)	(15,090)
Net gain on extinguishment of debt	—	—	—	1,365	—	—	—	941
Interest income	3,848	3,937	3,819	3,267	2,975	3,084	3,080	3,151
Interest expense	(579)	(464)	(473)	(1,231)	(3,173)	(3,164)	(3,161)	(3,201)
Other income (expense), net	(89)	193	(317)	(815)	(80)	39	(55)	(625)
Loss before income tax expense (benefit)	(43,080)	(43,068)	(37,561)	(31,745)	(38,457)	(36,984)	(28,924)	(14,824)
Income tax expense (benefit)	347	661	455	1,141	691	557	559	681
Net loss	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)
Net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.32)	$(0.27)	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	134,587	137,444	139,237	141,085	143,284	145,780	148,129	150,324

__________
(1)Includes stock-based compensation expense as follows:

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Cost of revenue	$2,779	$2,044	$1,911	$1,910	$1,939	$2,573	$2,861	$2,764
Research and development	10,323	7,983	7,378	7,922	8,893	11,755	11,915	11,890
Sales and marketing	7,843	7,058	7,113	7,047	6,693	8,176	8,754	9,348
General and administrative	10,876	9,063	8,614	8,066	8,057	3,831	9,599	8,275
Total	$31,821	$26,148	$25,016	$24,945	$25,582	$26,335	$33,129	$32,277

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Gross Profit
GAAP gross Profit	$73,234	$72,901	$74,740	$75,063	$76,798	$81,116	$92,329	$105,960
Stock-based compensation	2,779	2,044	1,911	1,910	1,939	2,573	2,861	2,764
Amortization of capitalized stock-based compensation - cost of revenue(1)	1,155	1,184	1,338	1,371	1,641	1,581	1,664	1,662
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	—
Non-GAAP gross profit	79,643	78,604	80,464	80,819	82,853	87,745	99,329	110,386
GAAP gross margin	54.8%	55.1%	54.5%	53.4%	53.2%	54.5%	58.4%	61.4%
Non-GAAP gross margin	59.6%	59.4%	58.6%	57.5%	57.3%	59.0%	62.8%	64.0%
Research and development
GAAP research and development	38,248	35,106	31,884	32,742	37,429	42,221	41,421	41,591
Stock-based compensation	(10,323)	(7,983)	(7,378)	(7,922)	(8,893)	(11,755)	(11,915)	(11,890)
Executive transition costs	—	—	—	—	—	—	(326)	(221)
Non-GAAP research and development	27,925	27,123	24,506	24,820	28,536	30,466	29,180	29,480
Sales and marketing
GAAP sales and marketing	49,607	52,959	45,994	50,050	49,313	51,100	49,998	51,023
Stock-based compensation	(7,843)	(7,058)	(7,113)	(7,047)	(6,693)	(8,176)	(8,754)	(9,348)
Amortization of acquired intangible assets	(2,300)	(2,301)	(2,300)	(2,299)	(2,301)	(2,279)	(2,159)	(2,159)
Non-GAAP sales and marketing	39,464	43,600	36,581	40,704	40,319	40,645	39,085	39,516
General and administrative
GAAP general and administrative	31,639	28,433	27,173	26,154	28,235	24,323	29,698	28,436
Stock-based compensation	(10,876)	(9,063)	(8,614)	(8,066)	(8,057)	(3,831)	(9,599)	(8,275)
Executive transition costs	—	—	—	—	(335)	—	(643)	—
Gain on modification of lease	—	—	—	—	—	736	—	—
Non-GAAP general and administrative	20,763	19,370	18,559	18,088	19,843	21,228	19,456	20,161
Operating income (loss)
GAAP operating loss	(46,260)	(46,734)	(40,590)	(34,331)	(38,179)	(36,943)	(28,788)	(15,090)
Stock-based compensation	31,821	26,148	25,016	24,945	25,582	26,335	33,129	32,277
Amortization of capitalized stock-based compensation - cost of revenue(1)	1,155	1,184	1,338	1,371	1,641	1,581	1,664	1,662
Restructuring charges	—	—	9,720	—	—	—	—	—
Executive transition costs	—	—	—	—	335	—	969	221
Gain on modification of lease	—	—	—	—	—	(736)	—	—
Amortization of acquired intangible assets	4,775	4,776	4,775	4,774	4,776	4,754	4,634	2,159
Impairment expense	—	3,137	559	448	—	415	—	—
Non-GAAP operating income (loss)	(8,509)	(11,489)	818	(2,793)	(5,845)	(4,594)	11,608	21,229
Net income (loss)
GAAP net loss	(43,427)	(43,729)	(38,016)	(32,886)	(39,148)	(37,541)	(29,483)	(15,505)
Stock-based compensation	31,821	26,148	25,016	24,945	25,582	26,335	33,129	32,277
Amortization of capitalized stock-based compensation - cost of revenue(1)	1,155	1,184	1,338	1,371	1,641	1,581	1,664	1,662
Restructuring charges	—	—	9,720	—	—	—	—	—
Executive transition costs	—	—	—	—	335	—	969	221
Gain on modification of lease	—	—	—	—	—	(736)	—	—
Amortization of acquired intangible assets	4,775	4,776	4,775	4,774	4,776	4,754	4,634	2,159
Net gain on extinguishment of debt	—	—	—	(1,365)	—	—	—	(941)
Impairment expense	—	3,137	559	448	—	415	—	—
Amortization of debt issuance costs	354	349	358	318	217	217	216	257
Non-GAAP net income (loss)	$(5,322)	$(8,135)	$3,750	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130
GAAP net loss per common share — basic and diluted	$(0.32)	$(0.32)	$(0.27)	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)
Non-GAAP net income (loss) per common share — basic	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13
Non-GAAP net income (loss) per common share — diluted	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12
Weighted average basic common shares	134,587	137,444	139,237	141,085	143,284	145,780	148,129	150,324
Weighted average diluted common shares	134,587	137,444	143,415	141,085	143,284	145,780	161,229	164,074

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2025, we are excluding amortization of capitalized stock-based compensation from our non-GAAP financial measures and we have accordingly recast the presentation for all prior periods presented to reflect this change. Refer to Non-GAAP Financial Measures definition for further details.

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	134,587	137,444	139,237	141,085	143,284	145,780	148,129	150,324
Other dilutive equity awards	—	—	4,178	—	—	—	13,100	13,750
Non-GAAP diluted shares	134,587	137,444	143,415	141,085	143,284	145,780	161,229	164,074
Non-GAAP diluted net income (loss) per share	(0.04)	(0.06)	0.03	(0.02)	(0.05)	(0.03)	0.07	0.12

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Adjusted EBITDA
GAAP net loss	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)
Stock-based compensation	31,821	26,148	25,016	24,945	25,582	26,335	33,129	32,277
Amortization of capitalized stock-based compensation - cost of Revenue(1)	1,155	1,184	1,338	1,371	1,641	1,581	1,664	1,662
Gain on modification of lease	—	—	—	—	—	(736)	—	—
Depreciation and other amortization	13,400	13,443	13,781	13,911	13,650	13,505	14,101	13,725
Amortization of acquired intangible assets	4,775	4,776	4,775	4,774	4,776	4,754	4,634	2,159
Amortization of debt discount and issuance costs	354	349	358	318	217	217	216	257
Net gain on extinguishment of debt	—	—	—	(1,365)	—	—	—	(941)
Impairment expense	—	3,137	559	448	—	415	—	—
Executive transition costs	—	—	—	—	335	—	969	221
Restructuring charges	—	—	9,720	—	—	—	—	—
Interest income	(3,848)	(3,937)	(3,819)	(3,267)	(2,975)	(3,084)	(3,080)	(3,151)
Interest expense	225	115	115	913	2,956	2,947	2,945	2,944
Other (income) expense, net	89	(193)	317	815	80	(39)	55	625
Income tax expense	347	661	455	1,141	691	557	559	681
Adjusted EBITDA	$4,891	$1,954	$14,599	$11,118	$7,805	$8,911	$25,709	$34,954
(1)Similar to stock-based compensation, we believe it is also appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2025, we are excluding amortization of capitalized stock-based compensation from our non-GAAP financial measures and we have accordingly recast the presentation for all prior periods presented to reflect this change. Refer to Non-GAAP Financial Measures definition for further details.

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Revenue	$133,520	$132,371	$137,206	$140,579	$144,474	$148,709	$158,223	$172,612
Cost of revenue(1)(2)(3)	53,877	53,767	56,742	59,760	61,621	60,964	58,894	62,226
Gross profit(1)(2)	79,643	78,604	80,464	80,819	82,853	87,745	99,329	110,386
Operating expenses:
Research and development(1)(4)	27,925	27,123	24,506	24,820	28,536	30,466	29,180	29,480
Sales and marketing(1)(3)	39,464	43,600	36,581	40,704	40,319	40,645	39,085	39,516
General and administrative(1)(4)(5)	20,763	19,370	18,559	18,088	19,843	21,228	19,456	20,161
Total operating expenses(1)(2)(3)(4)(5)(6)(7)	88,152	90,093	79,646	83,612	88,698	92,339	87,721	89,157
Income (loss) from operations(1)(2)(3)(4)(5)(6)(7)	(8,509)	(11,489)	818	(2,793)	(5,845)	(4,594)	11,608	21,229
Interest income	3,848	3,937	3,819	3,267	2,975	3,084	3,080	3,151
Interest expense(8)	(225)	(115)	(115)	(913)	(2,956)	(2,947)	(2,945)	(2,944)
Other income (expense), net	(89)	193	(317)	(815)	(80)	39	(55)	(625)
Income (loss) before income tax expense (benefit)(1)(2)(3)(4)(5)(6)(7)(8)(9)	(4,975)	(7,474)	4,205	(1,254)	(5,906)	(4,418)	11,688	20,811
Income tax expense	347	661	455	1,141	691	557	559	681
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)(9)	$(5,322)	$(8,135)	$3,750	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130
Net income (loss) per share attributable to common stockholders, basic	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13
Net income (loss) per share attributable to common stockholders, diluted	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	134,587	137,444	139,237	141,085	143,284	145,780	148,129	150,324
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	134,587	137,444	143,415	141,085	143,284	145,780	161,229	164,074

(1)Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2)Excludes amortization of capitalized stock-based compensation - cost of revenue. See GAAP to Non-GAAP reconciliations.
(3)Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(4)Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(5)Excludes gain on modification of lease. See GAAP to Non-GAAP reconciliations.
(6)Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(7)Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(8)Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(9)Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Assets
Current assets:
Cash and cash equivalents	$150,809	$147,196	$217,514	$286,175	$125,484	$82,487	$113,131	$180,563
Marketable securities	178,677	164,569	90,733	9,707	181,808	238,721	229,780	181,196
Accounts receivable, net	107,517	113,878	116,800	115,988	119,035	117,318	109,184	118,029
Prepaid expenses and other current assets	23,207	25,312	28,011	28,325	26,243	26,137	27,689	26,921
Total current assets	460,210	450,955	453,058	440,195	452,570	464,663	479,784	506,709
Property and equipment, net	177,574	177,058	180,288	179,097	177,876	181,770	182,896	186,785
Operating lease right-of-use assets, net	54,420	52,451	47,700	50,433	48,802	54,001	53,050	52,067
Goodwill	670,356	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	57,576	52,676	47,776	42,876	37,976	32,814	28,055	25,771
Marketable securities, non-current	1,743	—	—	—	—	—	—	—
Other assets	84,044	79,176	72,576	68,402	61,665	59,573	56,461	57,789
Total assets	$1,505,923	$1,482,672	$1,471,754	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,485	$5,532	$11,354	$6,044	$9,802	$13,344	$10,829	$17,612
Accrued expenses	35,555	34,445	40,854	41,622	37,165	45,282	60,421	70,669
Long-term debt, current portion	—	—	—	—	187,871	188,051	188,232	38,557
Finance lease liabilities	11,974	8,178	4,882	2,328	617	80	—	—
Operating lease liabilities	22,580	25,399	23,857	25,155	26,988	23,673	23,676	24,427
Deferred revenue	—	—	—	—	—	—	—	35,234
Other current liabilities	44,633	35,748	33,261	29,307	38,442	42,373	45,757	7,499
Total current liabilities	120,227	109,302	114,208	104,456	300,885	312,803	328,915	193,998
Long-term debt, current	343,837	344,167	344,498	337,614	149,874	149,883	149,893	323,282
Finance lease liabilities, non-current	440	—	—	—	—	—	—	—
Operating lease liabilities, non-current	46,857	44,634	40,565	39,561	36,615	48,577	47,106	43,921
Other long-term liabilities	2,756	3,382	3,029	4,478	4,848	9,267	7,723	8,698
Total liabilities	514,117	501,485	502,300	486,109	492,222	520,530	533,637	569,899
Stockholders’ equity:
Common stock	3	3	3	3	3	3	3	3
Additional paid-in capital	1,870,503	1,903,374	1,929,397	1,958,157	1,989,108	2,012,312	2,035,956	2,044,103
Accumulated other comprehensive loss	(521)	(282)	(22)	(100)	(130)	(169)	(12)	(41)
Accumulated deficit	(878,179)	(921,908)	(959,924)	(992,810)	(1,031,958)	(1,069,499)	(1,098,982)	(1,114,487)
Total stockholders’ equity	991,806	981,187	969,454	965,250	957,023	942,647	936,965	929,578
Total liabilities and stockholders’ equity	$1,505,923	$1,482,672	$1,471,754	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Cash flows from operating activities:
Net loss	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,277	13,318	13,656	13,786	15,167	14,962	15,639	15,263
Amortization of intangible assets	4,899	4,900	4,900	4,900	4,900	4,878	4,759	2,284
Non-cash lease expense	5,556	5,800	5,463	5,655	5,655	5,694	5,476	5,620
Amortization of debt discount and issuance costs	354	349	358	316	217	217	216	256
Amortization of deferred contract costs	4,573	4,531	4,773	4,746	4,850	4,847	4,869	4,803
Stock-based compensation	31,821	26,148	25,016	24,945	25,582	26,335	33,129	32,277
Deferred income taxes	228	333	339	893	422	327	289	395
Provision for credit losses	953	393	1,054	1,434	946	1,048	1,236	951
(Gain) loss on disposals of property and equipment	399	45	—	96	—	(43)	—	229
Accretion of discounts on investments	(1,158)	(1,244)	(1,064)	(507)	(626)	(1,356)	(1,305)	(1,416)
Impairment of operating lease right-of-use assets	—	—	371	—	—	—	—	—
Impairment expense	—	3,137	559	448	—	415	—	—
Net gain on extinguishment of debt	—	—	—	(1,365)	—	—	—	(941)
Other adjustments	(259)	(178)	520	(897)	376	(84)	(189)	446
Changes in operating assets and liabilities:
Accounts receivable	12,028	(6,754)	(3,976)	(622)	(3,993)	669	6,898	(9,796)
Prepaid expenses and other current assets	(2,700)	(2,131)	(2,589)	(207)	2,216	121	(1,526)	768
Other assets	(1,814)	(3,210)	(2,705)	(4,140)	(2,095)	(6,076)	(4,820)	(6,554)
Accounts payable	101	(341)	4,754	(3,903)	2,575	3,446	(2,741)	1,209
Accrued expenses	(8,760)	1,911	2,707	1,220	(3,383)	1,577	1,339	20
Operating lease liabilities	(7,606)	(4,406)	(7,329)	(7,200)	(5,556)	(2,332)	(5,774)	(7,045)
Other liabilities	2,667	(3,820)	(3,789)	(1,492)	9,183	8,694	912	(830)
Net cash provided by (used in) operating activities	11,132	(4,948)	5,002	5,220	17,288	25,798	28,924	22,434
Cash flows from investing activities:
Purchases of marketable securities	(56,948)	(60,249)	(37,902)	—	(179,486)	(93,440)	(79,136)	(37,775)
Sales of marketable securities	—	—	—	—	—	—	18,128	7,808
Maturities of marketable securities	99,080	77,597	113,032	81,480	7,969	37,836	71,417	79,954
Advance payment for purchase of property and equipment	—	(790)	—	—	—	—	—	—
Purchases of property and equipment	(1,603)	(1,762)	(1,996)	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)
Proceeds from sale of property and equipment	—	24	—	—	—	44	—	—
Capitalized internal-use software	(6,845)	(6,829)	(6,818)	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)
Net cash provided by (used in) investing activities	33,684	7,991	66,316	70,909	(178,885)	(69,954)	(344)	36,151
Cash flows from financing activities:
Proceeds from issuance of convertible notes	—	—	—	—	—	—	—	180,000
Payments of issuance costs for convertible notes	—	—	—	(5,729)	—	—	—	(5,924)
Cash paid for debt extinguishment	—	—	—	—	—	—	—	(148,875)
Payments for purchase of capped calls	—	—	—	—	—	—	—	(18,162)
Repayments of finance lease liabilities	(4,872)	(4,236)	(3,296)	(2,554)	(1,711)	(537)	(80)	—
Payment of deferred consideration for business acquisitions	—	(3,771)	—	—	—	—	—	—
Proceeds from exercise of vested stock options	111	180	19	805	408	279	71	286
Proceeds from employee stock purchase plan	2,881	1,034	2,168	161	2,131	1,240	2,106	1,529
Net cash provided by (used in) financing activities	(1,880)	(6,793)	(1,109)	(7,317)	828	982	2,097	8,854
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(48)	(13)	109	(151)	78	177	(33)	(7)
Net increase (decrease) in cash, cash equivalents, and restricted cash	42,888	(3,763)	70,318	68,661	(160,691)	(42,997)	30,644	67,432
Cash, cash equivalents, and restricted cash at beginning of period	108,071	150,959	147,196	217,514	286,175	125,484	82,487	113,131
Cash, cash equivalents, and restricted cash at end of period	$150,959	$147,196	$217,514	$286,175	$125,484	$82,487	$113,131	$180,563

Free Cash Flow
(in thousands, unaudited)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Net cash provided by (used in) operating activities	$11,132	$(4,948)	$5,002	$5,220	$17,288	$25,798	$28,924	$22,434
Capital expenditures(1):
Purchases of property and equipment	(1,603)	(1,762)	(1,996)	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)
Proceeds from sale of property and equipment	—	24	—	—	—	44	—	—
Capitalized internal-use software	(6,845)	(6,829)	(6,818)	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)
Repayments of finance lease liabilities	(4,872)	(4,236)	(3,296)	(2,554)	(1,711)	(537)	(80)	—
Advance payment for purchase of property and equipment(2)	—	(790)	—	—	—	—	—	—
Free Cash Flow	$(2,188)	$(18,541)	$(7,108)	$(7,905)	$8,209	$10,911	$18,091	$8,598
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the twelve months ended December 31, 2025, we received $9.2 million of capital equipment that was prepaid prior to the current year, as reflected in the supplemental disclosure of our statement of cash flows.